===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  July 16, 1997
                                  -------------

                               Unity Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      1-12431                   22-3282551
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


          64 Old Highway 22, Clinton, New Jersey            08809
         -----------------------------------------------------------
         (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code (908) 730-7630
                                                          --------------

===============================================================================

Item 5.  Other Events.
         -------------
     The Registrant issued a press release on July 16, 1997 announcing earnings for the fiscal quarter ended June 30, 1997.

Item 7.  Exhibits.
         ---------
     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                                 Description
-----------                                 -----------
    99                           Press Release dated July 16, 1997

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  UNITY BANCORP, INC.
                                                  -------------------
                                                     (Registrant)




Dated:  July 22, 1997                             By: /s/ JAMES HYMAN
                                                      ---------------------
                                                          James Hyman
                                                       President and Chief
                                                        Operating Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

                                                                   Sequential
Exhibit No.                  Description                          Page Number
-----------                  -----------                          -----------
   99                        Press Release dated
                             July 16, 1997